RIGHTSCORP

Monetizing Copyrighted Intellectual Property

Music • Movies • Games • Software • Books

Spring 2014
OTCQB: RIHT

Safe Harbor Statement

This presentation is neither an offer to sell nor a solicitation of offers to purchase securities. This presentation is the confidential intellectual property of Rightscorp, Inc. Any use or redistribution of this document or its contents without the express written consent of Rightscorp is prohibited. All statements other than statements of historical fact included in this presentation, including, without limitation, statements regarding the Company's anticipated financial position, business strategy and plans and objectives of management of the Company for future operations, are forward-looking statements. When used in this presentation, words such as "anticipate," "believe," "estimate," "expect," "intend," and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors not limited to, general economic and business conditions, competitive factors, changes in business strategy or development plans, the ability to attract and retain qualified personnel, and changes in legal and regulatory requirements. Such forward-looking statements reflect the current views of the Company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph.

RIGHTSCORP

Rightscorp is a leading provider of monetization services for artists and holders of copyrighted Intellectual Property (IP). The Company has a patent-pending, proprietary technology for solving copyright infringement by collecting payments from illegal distributors via notifications sent to their Internet Service Providers (ISPs).

We have closed over 65,000 cases of copyright infringement to date.

We collect from infringers everyday and pay copyright holders their fair share.

$2.3 Billion Immediate Opportunity

Virtually every form of media is available on the internet for free via copyright infringement…<u>We fix this problem.</u>


Music
Movies
Books
Video Games
Software
IRON MAN
STAR TREK
MATRIX
The Godfather
blink
Malcolm Gladwell
Harry Potter
grand theft auto
CALL of DUTY
FIFA 14
Office Home and Business
RosettaStone

Monetizing IP Everyday

- 9 Quarters of steadily increasing revenues.
- Daily payments from infringers accepting settlement offers.
- Closed over 65,000 cases on 60+ ISPs to date; by far the most successful in the industry for monetizing IP.
- 80,000+ copyrights active in our system.
- Recently received approval to collect on over 1.5 million copyrights.
- 50/50 Split on collections to copyright holders.


Downloading
Free movies, music, software, games...




E
R
R

Signed Agreements Representing Over 1.5 Million Copyrights with Industry Leaders

- Major motion picture studios.
- More than 10 songs on the Billboard Hot 100.
- Many current Platinum recording artists.
- Recent Academy Award-winning film.
- Several top 10 TV shows.
- Best-selling author.
- Currently sending settlement notices on over 65,000 and recently received approval to represent over 1.5 million copyrights.

➢ <u>Major Partners Include:</u>

The Multi-Billion Dollar Dilemma: Turning Problems into Profits

Compelling Statistics Demonstrating the Impact of Online Piracy

- **Global:** 22% of all global internet bandwidth is used for online piracy.
- **Lost Wages:** $2.7 Billion in workers' earnings are lost annually due to online piracy.
- **Music Industry:** $12.5 Billion in economic losses are due to piracy in the music industry annually.
- **Software:** Global market for pirated software reached a commercial value of $59 billion in 2010**
- *Source: Online Piracy Statistics Infographic
- **Source: Business Software Alliance

Approximately 22% of Internet Traffic Violates Copyrights


22%
All Other
78%

Annual revenue potential IF: • We represent 27 million copyrights. • We continue to receive payments from subscribers of the 60 ISPs we work with.	$345 million
Annual revenue potential for Rightscorp IF: • We represent 27 million copyrights. • We receive payments from subscribers of all 1800 ISPs in the U.S.	$2.33 billion

Growth of Peer-to-Peer vs. Media Revenues

US Home Video Revenue - BluRay, DVD, PPV, Digital & Streaming **decreased** 26% since 2006.

Worldwide Music Revenue - iTunes, Physical, Digital & Streaming. **decreased** 38% since 1999.



Home Video Revenue (Billions)
P2P Movie Downloads (Billions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
2006
2011

~1.4B P2P Movie Downloads

~11B P2P Movie Downloads



Worldwide Music Revenue (Billions)
Worldwide Music Downloads (Billions)
$30.0
$20.0
$10.0
$-
1999
2011

~1.0B P2P Music Downloads

>500B P2P Music Downloads

In a peer-to-peer (P2P) network, the "peers" are computer systems which are connected to each other via the Internet. Files can be shared directly between systems on the network without the need of a central server. In other words, each computer on a P2P network becomes a file server as well as a client.

[1] December 2008 Futuresource http://forums.highdefdigest.com/high-definition-smackdown/117934-futuresource-consulting-blu-ray-top-50-sales-2014-od-still-33b-72-share.html
[2] http://www.isuppli.com/Media-Research/News/Pages/Network-Delivery-of-Video-Fails-to-Live-Up-to-Hype-in-2010.aspx

Our Solution is Proven to Work

Proprietary Technology Enforces Existing Laws

1. Crawl P2P networks such as BitTorrent accessed by The Pirate Bay.



2. Send automated settlement offers to infringers via their ISPs for $20 per infringement vs. $150,000 legal liability per infringement if they do not settle.



3. Identify non-responsive repeat infringers.



4. ISPs can terminate repeat infringers to reduce ISP's potential liability.



Similar to Red Light Camera Model


RED
LIGHT
PHOTO
ENFORCED

- **Camera gets license plate…**
- *We detect illegal distribution capturing time, date, IP address, exactly which copyrighted materials stolen…*
- **Driver runs a red light…**
- *Infringer distributes copyrighted material on P2P networks for free…*
- **Driver gets a bill...**
- *We send a settlement offer to the ISP who then sends the settlement offer to the infringer…*

WHY OUR PROCESS IS EFFECTIVE

1. *We don't sue...we educate and collect.*
2. *Repeat offender's service can be suspended by ISP.*
3. *We focus on distributors not downloaders.*

Sample Settlement Offer

In order to help you avoid further legal action from Our client, we have been au
offer a settlement solution that we believe is reasonable for everyone.

To access this settlement offer, please copy and paste the URL below into a brow
the instructions for the settlement offer:

https://secure.digitalrightscorp.com/settle/GB-c478b338-0fce-4bac-9fc3-20da7150a

Password: paUulAb

Very truly yours,

Christopher Sabec

CEO

DigitalRights
3100 Donald Douglas Loop, North,
Santa Monica, CA 90405
Telephone: (424) 234-3150

** For any correspondence regarding this case, please send your emails to
DMCA@DigitalRightsCorp.com and refer to Notice ID: GB-c478b338-0fce-4bac-9fc3-20

If you need immediate assistance or if you have general questions please call th
above.

Infringement Source: Limewire → SOURCE/P2P NETWORK

Timestamp: 2011-05-17 04:50:50.0 GMT → DATE & TIME OF INFRINGEMENT

Infringers IP Address: 68.55.78.104 → IP ADDRESS OF INFRINGER

Infringers Port: 14202

Listing of infringement(s) (Title/Filename/Timestamp/Hash): sweet home chicago |
Stevie Ray Vaughan - Sweet Home Chicago (Live 8-26-90) [w Buddy Guy, Robert Cray
Jimmy Vaughn].mp3 | 2011-05-17 04:50:50.0 | SHA1 |

→ COPYRIGHTED INTELLECTUAL PROPERTY ILLEGALLY DISTRIBUTED BY INFRINGER

1. Infringer receives notice from their ISP.
2. Infringer has $150,000 legal liability per infringement under current law.
3. We offer to settle for $20 per infringement.
4. Reasonable settlement incentivizes infringer to pay rather than wait for sanction.
5. ISP may suspend or terminate subscriber until settlement is reached.

Incentives for ISPs to Work with Us

- Obligation: ISPs have liability if they do not act.
  - Under the Digital Millennium Copyright Act (DMCA), ISPs are required to make a reasonable effort to curtail illegal activity on their networks. ISPs are given "Safe Harbor" protection as long as once the ISP is notified of a copyright infringement, they forward the notice to their customer.
  - Title 17 USC Section 512(i).
- Motivation: Reduce operating costs.
  - Less illegal content distributed means lower traffic/bandwidth expense.
  - Reduced illegal up/downloading equals lower maintenance costs.
- Action by ISPs creates good relationship with content providers
  - Content providers to ISPs include Warner Brothers, BMG, etc.

Qwest Spirit of Service®

Charter COMMUNICATIONS® A WIRED WORLD COMPANY™

PenTeleData

ARMSTRONG® ONE WIRE. INFINITE POSSIBILITIES.

The Team

Christopher Sabec, CEO

- Experienced Entertainment Executive
- CEO of Jerry Garcia Estate
- Managed Multi-Platinum *Hanson*
- Helped Launch *Dave Matthews Band*

Robert Steele, CTO/COO

- Transaction Processing GMAC, FedEx,
  Amgen, Nalco
- Software Integration for ABB, AOL, Berkshire Hathaway

Craig Harmon, General Counsel

- 25 years McGuireWoods (full partner)

Advisors

- **Bill Zysblat** - Business manager for *David Bowie*, *Sting*, *Rolling Stones* and U2 - Has invested >$200K in Rightscorp.
- **Peter Paterno** - Attorney for *Metallica*, *Dr. Dre*.

IP as an Asset Class

- Owners of IP are seeing landmark judgments determining high value for IP assets:
  - VirnetX wins $368 M from Apple.
  - Vringo wins $32 M plus ongoing royalties from Google.
  - Acacia has generated over $350 million in patent licensing revenues.
  - ParkerVision wins case against Qualcomm, in talks for $500 M settlement.
- Public markets valuations of IP plays:

Company	Ticker	Market Cap	Revs (ttm)	P/E (ttm)	P/S (ttm)
Parkervision	PRKR	$408 M	N/A	N/A	N/A
VirnetX	VHC	$697 M	$2.2 M	N/A	300
Vringo	VRNG	$325 M	$1.1 M	N/A	293
Acacia	ACTG	$805 M	$131 M	N/A	6
RPX	RPXC	$868 M	$238 M	22	4
Interdigital	IDCC	$1.3 B	$325 M	36	4

As of April 16, 2014 (Source: Yahoo Finance)

Trading Snapshot

Ticker: (OTCQB) RIHT

Price (04/16/14): $0.50

52 Week Range: $0.41 =-$2.25

Avg. Volume (90 day): 316,537

Shares Outstanding: 69.80 million

Market Cap: $35.2 million

Fiscal Year End: December 31

"Property is surely a right of mankind as real as liberty."
- John Adams

"Private property began the instant somebody had a mind of his own."
- e. e. cummings

- Blue Sky qualified, DTC eligible, fully reporting.

Why Invest in Rightscorp?

- Potential to monetize billion of dollars in illegally distributed content globally.
- Proprietary technology that implements existing copyright laws and generates results.
- Delivering consistent double-digit quarterly revenue growth.
- Recently increased representation to over 1.5 million copyrights, closed over 65,000 cases to date and announced ingestion rate increase by 400%.
- Rewards creators and owners of copyrighted IP their fair share.
- In discussions with a majority of major music publishers.

Music • Movies • Games • Software • Books



Thank You – Contact Us

Company Contact:
Christopher Sabec
Phone: 310-751-7511
cjsabec@digitalrightscorp.com

Investor Relations Contact:
Andrew Haag
IRTH Communications
Phone: 866-976-4784
rightscorp@irthcommunications.com

Legal:
Gregory Sichenzia
Phone: (212) 930-9700
Email: gsichenzia@srff.com